SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                JANUARY 23, 1996

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                     Commission               IRS Employer
jurisdiction                       File Number              Identification
of incorporation                                            Number

Delaware                             1-3492                 No. 73-0271280

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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                      INFORMATION TO BE INCLUDED IN REPORT

Item 5.           Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         (a) On January 23, 1996, the registrant issued a press release entitled Halliburton Completes Spin-Off of Highlands Insurance pertaining, among other things, to an announcement that registrant had completed a tax-free distribution of all of the shares of Highlands Insurance Group, Inc. ("Highlands") to shareholders of Halliburton Company (sometimes herein referred to as "Halliburton" or "registrant") of record at the close of business on January 4, 1996. The distribution ratio was one share of Highlands common stock for each ten shares of Halliburton common stock. Highlands common stock is now listed on the New York Stock Exchange and trades with the ticker symbol of "HIC". Immediately upon distribution of all Highlands common stock to Halliburton stockholders, Highlands issued $62.85 million of 10% convertible subordinated debentures due December 31, 2005, together with common stock subscription warrants, to Insurance Partners, L.P. and members of Highlands management team. Richard M. Haverland, a partner of Insurance Partners, has been named president, chairman and chief executive officer of Highlands.

         (b) On January 23, 1996, registrant also issued a press release entitled Halliburton Improvement Continues in 1995 Fourth Quarter, pertaining, among other things, to an announcement that registrant reported 1995 fourth quarter net income of $71.9 million ($.63 per share). 1995 fourth qaurter earnings per share increased by 24 percent compared to the year earlier period. For the 1995 full year, registrant's net income was $168.3 million ($1.47 per share) including a $65.5 million loss ($.57 per share) recognized for the discontinued insurance business operations which were spun-off to Halliburton shareholders. Registrant's 1995 earnings of $2.04 per share more than doubled 1994 earnings of $.95 per share.

         The foregoing summaries, contained in paragraphs (a) and (b) above, are subject to the full text of the press releases with respect thereto, copies of which are attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press releases dated January 23, 1996

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HALLIBURTON COMPANY




Date:    January 24, 1996               By: _______________________
                                              Robert M. Kennedy
                                              Vice President - Legal






























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                                  EXHIBIT INDEX



Exhibit                                                           Sequentially
Number                         Description                        Numbered Page

    20                         Press Releases of
                               January 23, 1996                      5 of 10
                               Incorporated by Reference
































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